SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        December 20, 1999


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-59687           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

        On December 20, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated December 20, 1999.
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.

        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated December 20, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:    20-Dec-99

DISTRIBUTION SUMMARY
                                Pass
        Beginning               Through                  Remaining
Class   Balance      Principal  Rate        Interest     Balance
A-1     190535068.59 20413749.41    5.65250%   837666.26 170121319.18
A-2     232000000.00       0.00     5.81250%  1048833.33 232000000.00
M-1      64000000.00       0.00     5.93250%   295306.67  64000000.00

M-2      56000000.00       0.00     6.24250%   271895.56  56000000.00
B        48000000.00       0.00     6.89250%   257320.00  48000000.00
C *     590535068.59       0.00     3.42390%  1455643.70 570121319.18
A-IO *   80000000.00       0.00     4.00000%   266666.67  80000000.00
R III           0.00       0.00     0.00000%        0.00         0.00
TOTAL:  590535068.59 20413749.41              4433332.19 570121319.18

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                       590535068.59
* Class A-IO Interest and Pass-Through Rate is based on a Notional Balance of:


AMOUNTS PER $1,000 UNIT

                     Beginning                           Remaining
Class   Cusip        Balance    Principal   Interest     Balance
A-1     92928SAE4     476.33767   51.034374   2.09416565  425.3032980
A-2     92928SAF1    1000.00000    0.000000   4.52083332 1000.0000000
M-1     92928SAH7    1000.00000    0.000000   4.61416672 1000.0000000
M-2     92928SAJ3    1000.00000    0.000000   4.85527786 1000.0000000
B       92928SAK0    1000.00000    0.000000   5.36083333 1000.0000000
C       NA            738.16884    0.000000   1.81955462  712.6516490
A-IO    92928SAG8    1000.00000    0.000000   3.33333338 1000.0000000



PRINCIPAL DISTRIBUTION BREAKDOWN
        Monthly                             Overcollateralization
        Principal                           Increase
Class   Received     PrepaymentsLiquidations(Reduction)         Total
A-1        214774.63 19541554.78       0.00    657420.00  20413749.41
A-2             0.00       0.00        0.00         0.00         0.00
M-1             0.00       0.00        0.00         0.00         0.00
M-2             0.00       0.00        0.00         0.00         0.00
B               0.00       0.00        0.00         0.00         0.00

                                            LIBOR:           5.592500%

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                       6255
Number of Mortgage Loans outstanding at the
end of the Due Period                                             6064
Pool Principal Balance (Beginning of Due Period)           621035771.4
Pool Principal Balance (End of Due Period)                 600921319.2


SEC. 4.03 (vi), (vii)
        Delinquency Information
                     Count      Balance
        30-59 Days           203 17202869.13
        60-89 Days            19 1320586.65
        90+ Days               6  783092.13
        * Excludes Bankruptcies, Foreclosures, and REOs.
                                            Number       Balance
        Loans in Foreclosure (LIF):                  717  67383190.31
        Newly Commenced LIF:                          75   8098322.13
        Loans in Bankruptcy                          348  31436719.46
        REO's                                        212  17525841.90

SEC. 4.03  (viii)
        Aggregate Unpaid Interest Shortfall

                     Class A-1         0.00
                     Class M-1         0.00
                     Class M-2         0.00
                     Class B           0.00
                     Class C     33587434.83
                     Class A-IO        0.00
                     Total       33587434.83

SEC. 4.03  (ix)
Required Overcollateralization Amount                     30800000.00
Overcollateralization Amount as of end of the period          30800000

SEC. 4.03 (x)                               Aggregate Amount of
                     Realized Loss          Realized Losses
                       Amount               since Cut-Off
        Class M-1          0.00                     0.00
        Class M-2          0.00                     0.00
        Class B            0.00                     0.00
        Total              0.00                     0.00

        Realized Loss on Pool (Current Due Period)                    358122.8
        Cumulative Realized Losses on Pool                            913737.4

SEC. 4.03  (xi)
        Weighted Average Remaining Term to Maturity
        of the Mortgage Loans                                  336.77

SEC. 4.03  (xii)
        Weighted Average Net Mortgage Rate                    9.84115%

SEC. 4.03  (xiii)
        Pass through Rate on Class A-1, A-2
        and Subordinate Certificates
                     A-1            5.65250%
                     A-2            5.81250%
                     M-1            5.93250%
                     M-2            6.24250%
                     B              6.89250%
                     C              3.42390%
                     A-IO           4.00000%

        Pass Through Rate on each Component
                                                         Ending
                                            Rate         Balance
                         Component C-A-1         3.67384%170121319.18
                         Component C-A-2         3.51384%232000000.00
                         Component C-M-1         3.39384% 64000000.00
                         Component C-M-2         3.08384% 56000000.00
                         Component C-B           2.43384% 48000000.00
                         Component A-IO-A        0.00000%          NA
                         Component A-IO-B        1.50000%          NA
SEC. 4.03  (xiv)         Component A-IO-C        2.50000%          NA

SEC. 4.03 (xxv)      Senior Enhancement Percentage,
                     as of the end of the period             33.08253%

SEC. 4.03 (xxvi)     Servicing Fee                           262646.38

                     Available Funds Cap Carryover Amount

                     Available Funds Cap    Amount paid from
                     Carryover Amount       Reserve Account
        Class A-1          0.00                     0.00
        Class A-2          0.00                     0.00
        Class M-1          0.00                     0.00
        Class M-2          0.00                     0.00
        Class B            0.00                     0.00
        Total              0.00                     0.00




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
        SERIES 1998-B

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        Bank One, NA

Dated: December 31,1999